GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the

Goldman Sachs Government Income Fund

Supplement dated January 13, 2010 to the
Prospectus dated April 30, 2009 (the “Prospectus”)

Effective January 13, 2010, the following replaces the “Fixed Income Portfolio Management Team” section in its entirety in the “Service Providers—Fund Managers” section of the Prospectus for the Service Shares for the Fund:

Fixed Income Portfolio Management Team

•	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.

•	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

•	As of September 30, 2009, the team managed approximately $252.7 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

Years
		Primarily	Five Year
Name and Title	Fund Responsibility	Responsible	Employment History

James B. Clark Managing Director, Global Head of Portfolio Construction and Risk Management	Portfolio Manager— Government Income	Since 2006	Mr. Clark is the Global Head of Portfolio Construction and Risk Management, and a member of the Fixed Income Strategy Group and the Duration Strategy team. Prior to his current role, Mr. Clark was the Co-Head of U.S. Fixed Income as well as the head of the portfolio management group specializing in mortgage- and asset-backed securities. Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager in Global Fixed Income.

Michael Swell Managing Director, Co-Head Global Lead Portfolio Management	Portfolio Manager— Government Income	Since 2009	Mr. Swell is the Co-Head of Global Lead Portfolio Management Team and a member of the Fixed Income Strategy Group. Mr. Swell joined the Investment Adviser in 2007 as a Managing Director and the Head of Structured Products. From 2005 to 2007, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey’s Fixed Income Sales & Trading division.

Years
		Primarily	Five Year
Name and Title	Fund Responsibility	Responsible	Employment History

Mark Van Wyk Managing Director	Portfolio Manager— Government Income	Since 2006	Mr. Van Wyk is the Head of the Government and Agency team and specializes in U.S. government and financial derivatives. Mr. Van Wyk joined the Investment Adviser in 1994.

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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